UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2026

HEARTBEAM, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-41060	47-4881450
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2118 Walsh Avenue, Suite 210

Santa Clara, CA 95050

(Address of principal executive offices, including zip code)

(408) 899-4443

(Registrant’s telephone number, including area code)

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BEAT	NASDAQ
Warrant	BEATW	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On April 14, 2026, HeartBeam, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Titan Partners Group LLC, a division of American Capital Partners, LLC (the “Underwriter”), pursuant to which the Company agreed to issue and sell in an underwritten public offering (the “Offering”) an aggregate of 12,500,000 shares (the “Shares”) of the Company’s common stock, par value $0.0001 per share (“Common Stock”). The public offering price for each share of Common Stock is $0.80, and the Underwriter has agreed to purchase the shares of Common Stock pursuant to the Underwriting Agreement at a price for each share of Common Stock of $0.744.

Pursuant to the terms of the Underwriting Agreement, the Company has granted the Underwriter a 30-day option to purchase up to an additional 1,875,000 shares of Common Stock (the “Option Shares” and together with the Shares, the “Securities”) solely to cover over-allotments, if any, at the original offering price to the public for the Common Stock less the underwriting discounts and commissions.

The Offering is being made pursuant to the Company’s registration statement on Form S-3 (File No. 333-293307), as amended, previously filed with the Securities and Exchange Commission (the “SEC”) on February 9, 2026, and declared effective on March 17, 2026; a base prospectus dated March 17, 2026; and a prospectus supplement dated April 14, 2026 (the “Prospectus Supplement”). This Current Report on Form 8-K does not constitute an offer to sell or a solicitation of an offer to buy any of the Shares or Option Shares.

Pursuant to the Underwriting Agreement, the Company agreed to a 75-day “lock-up” period with respect to sales of specified securities, subject to certain exceptions. In addition, each of the Company’s officers and directors has entered into a lock-up agreement with the Underwriter, pursuant to which, during the lock-up period, such officers and directors may not, without the prior written consent of the Underwriter, offer, sell, contract to sell, hypothecate, pledge or otherwise dispose of any shares of Common Stock of the Company or securities convertible, exchangeable or exercisable into shares of Common Stock of the Company, subject to certain exceptions.

Upon the closing of the Offering, the Company agreed to issue to the Underwriter, or its designees, warrants (the “Underwriter Warrants”) to purchase a number of shares of Common Stock equal to an aggregate of 5% of the total number of shares of Common Stock sold in the Offering. The Underwriter Warrants will be exercisable immediately upon issuance, in whole or in part, at any time on or after the date of issuance, and will be exercisable until the five year anniversary of the Underwriting Agreement.

The legal opinion, including the related consent, of Lucosky Brookman LLP relating to the issuance and sale of the Shares, the Option Shares, the Underwriter Warrants, and the shares of Common Stock issuable upon exercise of the Underwriter Warrants, is filed as Exhibit 5.1 hereto.

The purchase and sale of the Shares and the closing of the Offering occurred on April 16, 2026.

Gross proceeds from the Offering were approximately $10.0 million, before deducting underwriting discounts and commissions and estimated Offering expenses payable by the Company. The Company intends to use the net proceeds from the Offering to support commercialization of the Company’s FDA-cleared 12-lead synthesized ECG system; advance development of its 12-lead ECG extended-wear patch and heart attack detection initiatives; further enhance its AI capabilities; and for working capital and general corporate purposes.

The foregoing descriptions of the Underwriting Agreement, the lock-up agreements, and the Underwriter Warrants do not purport to be complete and are qualified in their entirety by reference to the copy of the Underwriting Agreement, the form of lock-up agreement, and the form of Underwriter Warrant, which are filed herewith as Exhibits 1.1, 10.1, and 4.1 to this Current Report on Form 8-K, respectively.

The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to the Underwriting Agreement and may be subject to limitations agreed upon by the contracting parties. Accordingly, the Underwriting Agreement is incorporated herein by reference only to provide investors with information regarding the terms of the Underwriting Agreement, and not to provide investors with any other factual information regarding the Company or its business, and should be read in conjunction with the disclosures in the Company’s periodic reports and other filings with the SEC.

Item 8.01 Other Events.

On April 14, 2026, the Company issued a press release announcing the launch of the Offering. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On April 14, 2026, the Company issued a press release announcing the pricing of the Offering. A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

On April 16, 2026, the Company issued a press release announcing the closing of the Offering. A copy of the press release is attached as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement dated April 16, 2026, by and between HeartBeam, Inc. and Titan Partners Group LLC
4.1	Form of Underwriter Warrant
5.1	Opinion of Lucosky Brookman LLP
10.1	Form of Lock-up Agreement
23.1	Consent of Lucosky Brookman LLP (included in Exhibit 5.1)
99.1	Press Release dated April 14, 2026 (launch press release)
99.2	Press Release dated April 14, 2026 (pricing press release)
99.3	Press Release dated April 16, 2026 (closing press release)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HeartBeam, Inc.

Date: April 16, 2026	By:	/s/ Timothy Cruickshank
	Name:	Timothy Cruickshank
	Title:	Chief Financial Officer

3